SECOND AMENDMENT TO CREDIT AGREEMENT


	THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of August 18, 1994 is entered into by and among QUANTUM CORPORATION, a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (in such capacity, the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

RECITALS

	A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of August 18, 1992, as amended by an Amendment to Credit Agreement dated as of August 18, 1993 (as so amended, the "Credit Agreement"), pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

	B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

	C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

	NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

	2.  Amendments to Credit Agreement.

		(a)  The definition of the term "Termination Date" contained in
Section 1.01 of the Credit Agreement shall be amended and restated in its entirety so as to read as follows:

	"`Termination Date' means the earliest to occur of (a) August 18, 1995 and (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement."

		(b) Section 7.02 of the Credit Agreement shall be amended and restated in its entirety so as to read as follows:

	"7.02 Consolidated Tangible Net Worth. The Company shall not permit its Consolidated Tangible Net Worth at any time during any fiscal quarter to be less than 80% of its Consolidated Tangible Net Worth as at the end of its previous fiscal quarter; provided, that, for the fiscal quarter ending January 1, 1995, the Company shall not permit its Consolidated Tangible Net Worth at any time during such fiscal quarter to be less than 60% of its Consolidated Tangible Net Worth as at October 2, 1994."

	3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

		(a) No Default or Event of Default has occurred and is continuing.

		(b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

		(c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

		(d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other person.

	4. Effective Date. This Amendment will become effective as of August 18, 1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

		(a) The Agent has received from the Company and each of the Banks a duly executed original of this Amendment, either in the form of a duly executed original signature page to this Amendment or an executed signature page sent by facsimile transmission to be followed promptly by mailing of a hard copy original. Each of the parties understands and agrees that receipt by the Agent of a facsimile transmitted signature page purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy original signature page shall not diminish the binding effect of receipt of the facsimile transmitted signature page of the party whose hard copy original signature page was not received by the Agent.

		(b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

	5.  Miscellaneous.

		(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and the Collateral Documents are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

		(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
No third party beneficiaries are intended in connection with this Amendment.

		(c) This Amendment shall be governed by and construed in accordance with the law of the State of California; provided that the Agent and the Banks shall retain all rights arising under Federal law.

		(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

		(e) This Amendment, together with the Credit Agreement and the other Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 10.01 of the Credit Agreement.

		(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

		(g) Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

		IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


	QUANTUM CORPORATION


	By: \s\ Joseph T. Rodgers

	Title:Executive Vice President,
		Finance and Secretary


	By:

	Title:


	BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent



	By:

	Title: Vice President


	BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a Bank



	By:

	Title: Vice President


	ABN AMRO BANK N.V.



	By:

	Title:


	By:

	Title:


	CIBC, INC.



	By:

	Title:


	By:

	Title: